FUTURELAND, CORP.

INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

Certificate Number | Shares
CERT.9999 | * 0,000,000 *

No Par Value
Common Stock

CUSIP NO. 36117L107

This Certifies That * SPECIMEN *

Is The Owner Of * ZERO *
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK WITH NO PAR VALUE EACH OF

FUTURELAND, CORP.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

CAMERON COX
Chief Executive Officer

JOHN VERGHESE
Director

Dated: APRIL 16, 2012
Countersigned and Registered:
BY ClearTrust, LLC
Transfer Agent

Authorized Signature
www. ClearTrustOnline.com

Seal

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT _______	Custodian _______
TEN ENT	- as tenants by the entirety	(UGMA) (UTMA)	(Cust) (Minor)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts (Transfer) to Minors Act _______ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ________________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

Shares of Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____ *Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises*

Dated ______________________

X ______________________________

SIGNATURE GUARANTEE
(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.